EXHIBIT 10.5

PROMISSORY NOTE

US $40,000,000.00	, Colorado
(Place of Execution)

March 13, 2006

FOR VALUE RECEIVED, the undersigned, jointly and severally if more than one, promises to pay to the order of CNL INCOME PARTNERS, LP, a Delaware limited partnership, the principal sum of FORTY MILLION AND NO/100 DOLLARS (US $40,000,000.00) or so much as may be advanced pursuant to the Construction Loan Agreement of even date herewith (the “Loan Agreement”) between the undersigned and the holder hereof, with interest and fees, as applicable, as set forth herein, as amended from time to time. All capitalized terms used herein and not defined herein are as defined in the Loan Agreement.

Interest shall be charged on the outstanding principal balance from the date advanced until this Promissory Note (the “Note”) shall be repaid in full at a rate equal to 9.5% per annum (the “Interest Rate”). Interest at the Interest Rate shall be payable, in arrears, to the holder hereof by electronic funds transfer in accordance with instructions provided by holder to the undersigned, or such other place as the holder hereof may designate in writing, in consecutive monthly payments on the first (1st) day of each month beginning April 1, 2006 and continuing on the first day of each month thereafter until the entire indebtedness evidenced hereby is fully paid.

A principal payment shall be due and payable at the time of sale of each lot located on the “Property” as defined herein, in the amount allocated to such lot as set forth on the Release and Repayment Schedule attached hereto as Schedule 1. In any event, this Note shall be due and payable in full, including all principal, all earned, but unpaid interest, together with the “Exit Fee”, as defined herein, on the earlier of (a) March     , 2009 (the “Initial Maturity Date”), or (b) the issuance of District Bonds.

If any payment under this Note is due on a day that is not a Business Day (as defined herein), such payment shall be deemed to be due and payable on the next Business Day. All computation of interest shall be made by the holder on the basis of a year of 360 days and shall be allocated in twelve (12) equal monthly installments.

The undersigned shall have the option to extend the term hereof to March      2010 (the “Extended Maturity Date” and together with the Initial Maturity Date, the “Maturity Date”) provided: (i) the undersigned and the guarantor(s) hereof are not in default under any of the Loan Documents; and (ii) the undersigned provides prior written notice to the holder hereof on a date which is not less than sixty (60) days nor more than ninety (90) days prior to the Initial Maturity Date. If the conditions to extend the Initial Maturity Date have not been satisfied, this Note will not be extended. If the undersigned exercises its right to the Extended Maturity Date as provided herein, the undersigned shall pay to the holder an extension fee equal to 0.5% of the outstanding principal amount of this Note at the time Borrower delivers to the holder its written notice to extend the Initial Maturity Date to the Extended Maturity Date.

If any installment under this Note is not received by the holder hereof within five (5) calendar days after holder’s written demand for such amount, the entire principal amount outstanding hereunder and accrued interest thereon shall at once become due and payable, at the option of the holder. The holder may exercise this option to accelerate during any Default (as hereinafter defined) by the undersigned regardless of any prior forbearance. In the event of any Default under this Note, the Loan Agreement, the Instrument or any other Loan Document (as such terms are defined in the Loan Agreement), and if the same is referred to an attorney at law for collection or any action at law or in equity is brought with respect hereto, the undersigned shall pay the holder all of its reasonable expenses and costs, including, but not limited to, reasonable attorneys’ fees and expenses, including attorneys’ fees and expenses on any appeal and without relief from valuation and appraisement laws. Any forbearance by the holder in exercising any right or remedy under this Note, the Loan Agreement, the Instrument or any other Loan Document, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy. The acceptance by the holder of payment of any sum due hereunder after the due date of such payment or after holder has declared a Default shall not be deemed to be a waiver of holder’s right thereafter either to require prompt payment when due of all indebtedness owing or to declare a Default for failure to make prompt payment.

Borrower’s Initials

If any installment under this Note is not received by the holder within five (5) calendar days after the installment is due, the undersigned shall pay to the holder a late charge of five percent (5%) of such installment, such late charge to be immediately due and payable without demand by the holder. If any installment under this Note or any other monetary payment due under this Note, the Instrument or any other Loan Document remains past due for five (5) calendar days or more after holder’s written demand for such amount, or if there shall exist any other Default under this Note, the Instrument or any other Loan Document (after any applicable notice or cure period provided therein or herein), the outstanding balance of this Note shall bear interest during the period in which the undersigned is in Default at the lesser of (i) eighteen percent (18.0%) per annum or (ii) the highest rate allowed by applicable law (the “Default Rate”).

From time to time, without affecting the obligation of the undersigned or the successors or assigns of the undersigned to pay the outstanding principal balance of this Note and observe the covenants of the undersigned contained herein (after any applicable notice or cure period, if any), and without affecting the guaranty of any person, corporation, partnership or other entity for payment of the outstanding principal balance of this Note, without giving notice to or obtaining the consent of the undersigned, the successors or assigns of the undersigned or guarantors, and without liability on the part of the holder, the holder may, at the option of the holder, extend the time for payment of said outstanding principal balance or any part thereof, reduce the payments thereon, release anyone liable on any of said outstanding principal balance, accept a renewal of this Note, modify the terms and time of payment of said outstanding principal balance, join in any extension or subordination agreement, release any security given here for, take or release other or additional security, and agree in writing with the undersigned to modify the rate of interest or period of amortization of this Note or change the amount of the monthly installments payable hereunder or otherwise modify, amend or waive any term or provision of this Note, the Instrument or any other Loan Document.

Presentment, notice of dishonor, right to set off and counterclaim, and protest are hereby waived by all makers, sureties, guarantors and endorsers hereof. This Note shall be the joint and several obligation of all makers, sureties, guarantors and endorsers, and shall be binding upon them and their successors and assigns.

The indebtedness evidenced by this Note (the “Loan”) is secured by, among other things, the Instrument and subject to the provisions of that certain Loan Agreement and of the other Loan Documents each executed by the undersigned or its affiliates, and relating to certain real property and personal property more particularly described therein (the “Property”), and reference is made thereto for rights as to acceleration of the indebtedness evidenced by this Note and as to other rights and remedies.

A “Default” as defined in the Loan Agreement or any Loan Document shall constitute a Default under this Note.

Unless funds are advanced hereunder on the first day of the month, the undersigned shall pay the holder interest only, in advance, on the outstanding principal balance of this Note at the rate set forth above from the date that funds are advanced to and including the last day of the month during which funds are so advanced.

Unless applicable law requires otherwise, so long as the undersigned is not in Default hereunder, all payments received by the holder under this Note or any Loan Document shall be applied by holder in the following order of priority: (i) amounts due and payable to holder by the undersigned for any advances made by the holder under the Loan Agreement, Instrument or any of the other Loan Documents for the purposes of paying taxes, insurance and other charges incurred with respect to the Property; (ii) interest (and late charges, if any) due and payable on the Note; (iii) principal of the Note; (iv) interest due and payable on advances made by the holder under the Instrument or under any of the other Loan Documents in order to protect the holder’s security interest in any of the collateral securing the Note; (v) principal of advances made by the holder under the Loan Agreement, Instrument or any of the other Loan Documents in order to protect the holder’s security interest in any of the collateral securing the Note; (vi) interest due and payable on any Future Advance (as such term is defined in the Loan Agreement),

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provided that if more than one Future Advance is outstanding, the holder may apply payments received among the amounts of interest payable on the Future Advances in such order as the holder, in the holder’s sole discretion, may determine; (vii) principal of any Future Advance, provided that if more than one Future Advance is outstanding, the holder may apply payments received among the principal balances of the Future Advances in such order as the holder, in the holder’s sole discretion, may determine; (viii) the “Exit Fee”, and (ix) any other sums due and payable secured by this Instrument or under any of the other Loan Documents in such order as the holder, at the holder’s option, may determine; provided, however, that the holder may, at the holder’s option, apply any sums payable on advances made by the holder under the Loan Agreement, Instrument or any of the other Loan Documents in order to protect the holder’s security interest in any of the collateral securing the Note prior to interest on and principal of the Note, but such application shall not otherwise affect the order of priority of application herein. Upon the undersigned’s Default under this Note, the Loan Agreement, Instrument or any of the other Loan Documents, the holder may apply any payments received by the holder in any amount and in any order as the holder shall determine in the holder’s sole discretion.

ADDITIONAL COVENANTS. In addition to the covenants and agreements made in this Note, the undersigned further covenants and agrees with and in favor of holder as follows:

A. Prepayment Restriction

The undersigned shall have no right to make a prepayment of the outstanding indebtedness during the first year of this Note. After the first anniversary of the date of this Note, the principal sum of this Note may be prepaid, in whole, but not in part, at any time in accordance with this paragraph. Upon giving holder sixty (60) days prior written notice, the undersigned may prepay the entire unpaid principal balance of this Note in full on the last Business Day before a scheduled monthly payment date. If the undersigned shall give notice of a prepayment but shall fail, for any reason, to timely make such prepayment, the undersigned shall immediately pay the holder any and all reasonable costs, fees and expenses (including reasonable in house and outside attorneys’ fees and expenses) associated with the holder’s administrative preparation for such prepayment.

B. Exit Fee

The undersigned agrees to pay the holder, in addition to the entire unpaid principal balance, accrued interest, and any other sums due holder, an exit fee (the “Exit Fee”) in an amount which is equal to (a) the aggregate of monthly interest payments that could have been payable by Borrower to the holder under this Note if the Interest Rate had been 13.5% rather than 9.5%, less (b) the aggregate of all interest payments actually paid by Borrower to the holder. The holder’s calculation of the amount of the Exit Fee shall be final and conclusive in the absence of manifest error. The Exit Fee shall be due and payable in full upon the earliest to occur of (a) prepayment in full of this Note, or (b) the Maturity Date, as extended if applicable, (c) the issuance of the District Bonds, or (d) the delivery by the holder to Borrower of a notice of acceleration of the indebtedness evidenced by this Note. The undersigned agrees to pay the Exit Fee due under this Note whether the payment or prepayment is voluntary or involuntary (in connection with the holder’s acceleration of the unpaid principal balance of this Note) or the Instrument is satisfied or released owing to foreclosure (whether by power of sale or judicial proceeding), deed in lieu of foreclosure and written acceptance of merger of title by holder, or by any other means or applicable law. The Exit Fee shall be paid irrespective of all other amounts and fees paid by Borrower under the Loan evidenced by this Note and the other Loan Documents.

The Exit Fee is the negotiated charge between the undersigned and the holder for the privilege of the undersigned to receive the loan evidenced by this Note and to guarantee holder a minimum rate of return on its investment and is not a penalty.

C. Notice; Business Day

Any notice to the holder or the undersigned provided for in this Note shall be given in the manner provided in the Loan Agreement. The term “Business Day” means any day other than a Saturday, a Sunday, or any other day which in Colorado is a legal holiday or a day on which banking institutions are authorized or required by law or government action to close.

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D. Assignment

The holder shall have no obligation to accept any prepayment of principal under this Note except as expressly stated herein.

This Note is freely assignable in whole or in part, from time to time, by the holder and the holder may grant participation interest(s) herein. Without limiting the foregoing, the undersigned understands and agrees that the holder may sell, pledge, grant a security interest in, collaterally assign, transfer, deliver or otherwise dispose of this Note and the undersigned’s other Loan Documents (or any interest therein, or its rights and powers thereunder), from time to time. This Note shall be binding upon the undersigned, its heirs, devises, administrators, executives, personal representatives, successors, receivers, trustees, fiduciaries, and permitted assignees, including all successors in interest of the undersigned, and shall inure to the benefit of the holder hereof, and the successors and assignees of the holder.

E. Governing Law; Usury; Miscellaneous

This Note shall be governed by and construed in accordance with the laws of the State of Colorado and applicable federal law, except for enforcement rights as to any such Property which must be governed by the law of any other jurisdiction in which any such Property may be located. The undersigned and holder agree that any dispute arising out of this Note shall be subject to the jurisdiction of both the state and federal courts in Colorado. For that purpose, the undersigned hereby submits to the jurisdiction of the state and federal courts of Colorado. The undersigned further agrees to accept service of process out of any of the aforesaid courts in any such dispute by registered or certified mail, postage prepaid, addressed to the undersigned. Nothing herein contained, however, shall prevent holder from bringing any action or exercising any rights against (i) the undersigned, (ii) any security, (iii) a guarantor personally, or (iv) the assets of the undersigned or any guarantor, within any other state or jurisdiction.

The parties hereto intend to conform strictly to the applicable usury laws. In no event, whether by reason of demand for payment, prepayment, acceleration of the maturity hereof or otherwise, shall the interest contracted for, charged or received by the holder hereunder or otherwise exceed the maximum amount permissible under applicable law. If from any circumstance whatsoever interest would otherwise be payable to the holder in excess of the maximum lawful amount, the interest payable to the holder shall be reduced automatically to the maximum amount permitted by applicable law. If the holder shall ever receive anything of value deemed interest under applicable law which would apart from this provision be in excess of the maximum lawful amount, an amount equal to any amount which would have been excessive interest shall be applied to the reduction of the principal amount owing hereunder in the inverse order of its maturity (without the payment of a Prepayment Premium) and not to the payment of interest, or if such amount which would have been excessive interest exceeds the unpaid balance of principal, such excess shall be refunded to the undersigned. All interest paid or agreed to be paid to the holder shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the maximum permitted by applicable law. The provisions of this paragraph shall control all existing and future agreements between the undersigned and the holder.

Whenever possible this Note and each provision hereof shall be interpreted in such manner as to be effective, valid and enforceable under applicable law. Any provisions of this Note which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. In addition, any determination that the application of any provision hereof to any person or under any circumstance is illegal and unenforceable shall not affect the legality, validity and enforceability of such provision as it may be applied to any other person or in any other circumstance.

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WAIVER OF JURY TRIAL; NO CONSEQUENTIAL OR PUNITIVE DAMAGES. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE UNDERSIGNED AND HOLDER BY ITS ACCEPTANCE HEREOF, FOR ITSELF AND FOR EACH HOLDER HEREOF, HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY AGREE, THAT:

(a) NEITHER THE UNDERSIGNED NOR HOLDER, NOR ANY ASSIGNEE, SUCCESSOR, HEIR OR LEGAL REPRESENTATIVE OF ANY OF THE SAME SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE ARISING FROM OR BASED UPON THIS NOTE, ANY INSTRUMENT OR ANY LOAN DOCUMENT EVIDENCING, SECURING OR RELATING TO THE OBLIGATIONS OR TO THE DEALINGS OR RELATIONSHIP BETWEEN OR AMONG THE PARTIES THERETO;

(b) NEITHER THE UNDERSIGNED NOR HOLDER SHALL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN OR CANNOT BE WAIVED;

(c) THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE UNDERSIGNED AND HOLDER, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS;

(d) NEITHER THE UNDERSIGNED NOR HOLDER HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES;

(e) IN NO EVENT SHALL HOLDER BE RESPONSIBLE OR LIABLE FOR CONSEQUENTIAL OR PUNITIVE DAMAGES TO THE EXTENT PERMITTED BY LAW; AND

(f) THIS PROVISION IS A MATERIAL INDUCEMENT FOR HOLDER TO ENTER INTO THIS TRANSACTION AND IS SEPARATELY GIVEN, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

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NOTICE TO THE BORROWER

Do not sign this Note before you read it. This Note provides for (a) a restriction on the prepayment of this Note and (b) the payment of an Exit Fee. In addition, this Note authorizes the holder to refuse to accept repayment of the Loan prior to the date provided for repayment in this Note unless certain conditions stated in this Note are met.

Signed, sealed and delivered in the presence of:

SHOREFOX DEVELOPMENT, LLC, a Delaware limited liability company

	By:	/s/

Name:	Name:

As Its:

Name:

STATE OF COLORADO

COUNTY OF

The within and foregoing instrument was acknowledged before me this March     , 2006, by                                     , the                      of SHOREFOX DEVELOPMENT, LLC, a Delaware limited liability company, on behalf of the company.

Witness my hand and official seal.

/s/
(NOTARY SEAL)	Notary Public, State of Colorado

Printed Name: ______________________________________
Notary Commission No. ______________________________
My Commission Expires: _____________________________

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Schedule 1

Release and Repayment Schedule

(See Attached)

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